UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported):

January 5, 2023

Theseus Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40869	83-0712806
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

314 Main Street Cambridge, Massachusetts (Address of Principal Executive Offices)	02142 (Zip Code)

(857) 400-9491

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	THRX	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02	Results of Operations and Financial Condition.

On January 5, 2023, Theseus Pharmaceuticals, Inc. (the “Company”) released a corporate presentation which contained information regarding the Company’s preliminary, unaudited estimate of cash, cash equivalents and marketable securities as of December 31, 2022 of approximately $211.8 million.

The financial results included in the corporate presentation are unaudited and preliminary estimates that (i) represent the most current information available to management as of the date of this Current Report on Form 8-K, (ii) are subject to completion of financial closing and procedures that could result in significant changes to the estimated amounts, and (iii) do not present all information necessary for an understanding of the Company’s financial condition as of and its results of operations for the year ended December 31, 2022. Accordingly, undue reliance should not be placed on such preliminary estimates.

In accordance with General Instruction B.2. of Form 8-K, the information in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), whether made before or after the date hereof, regardless of any incorporation language in such a filing, except as expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD Disclosure.

On January 5, 2023, the Company issued a press release and released a corporate presentation that has been made available on the investor relations section of the Company’s website at https://ir.theseusrx.com/. The corporate presentation and the press release are furnished as Exhibits 99.1 and 99.2, respectively.

The information in Item 7.01 of this Current Report on Form 8-K (including Exhibits 99.1 and 99.2 attached hereto) are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference into any filing by the Company, under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On January 5, 2023, the Company issued a press release announcing key anticipated 2023 milestones and BCR-ABL as the target for the Company’s third development program. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

No.	Description of Exhibit
99.1	Theseus Pharmaceuticals, Inc. Corporate Presentation, dated January 5, 2023
99.2	Press release issued by Theseus Pharmaceuticals, Inc. on January 5, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Theseus Pharmaceuticals, Inc.

By:	/s/ Bradford D. Dahms
	Name:	Bradford D. Dahms
	Title:	Chief Financial Officer (Principal Financial and Accounting Officer)

Date: January 5, 2023